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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2002


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 2002, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-FF1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-84929             06-1442101
           --------                 ---------             ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
         ----------------------                                 -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On May 30, 2002, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2002-FF1, Asset-Backed Certificates, Series 2002-FF1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class I-A-1 Certificates", "Class I-A-2 Certificates", "Class II-A-1 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $633,953,458 as of May 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 16, 2002, among Option One, Option One Owner Trust 2001-1A and the Depositor (the "Purchase Agreement"). The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class II-A-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 1, 2002 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                 Initial Certificate Principal
            Class                   Balance or Notional Amount            Pass-Through Rate
            -----                   --------------------------            -----------------
            I-A-1                        $ 50,079,000.00                       Variable
            I-A-2                        $432,700,000.00                        3.79%
            II-A-1                       $109,968,000.00                       Variable
             M-1                         $ 14,264,000.00                       Variable
             M-2                         $ 12,679,000.00                       Variable
             M-3                         $ 12,679,000.00                       Variable
              C                          $  1,584,358.00                       Variable
              P                          $        100.00                         N/A
              R                                100%                              N/A


                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 16, 2002 and the Prospectus Supplement, dated May 16, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of May 1, 2002,
                                            by and among Financial Asset Securities Corp. as Depositor,
                                            Option One Mortgage Corporation as Master Servicer and
                                            Wells Fargo Bank Minnesota, National Association as
                                            Trustee, relating to the Series 2002-FF1 Certificates.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2002


                                                      FINANCIAL ASSET SECURITIES
                                                      CORP.


                                                      By:/s/Frank Y. Skibo
                                                         -----------------------
                                                      Name: Frank Y. Skibo
                                                      Title:







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
                                                 Index to Exhibits




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of May 1,                            7
                       2002, by and among Financial Asset Securities Corp.
                       as Depositor, Option One Mortgage Corporation as
                       Master Servicer and Wells Fargo Bank Minnesota,
                       National Association as Trustee, relating to the Series
                       2002-FF1 Certificates.






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                                   Exhibit 4.1